UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2025

Bolt Projects Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2261 Market Street, Suite 5447 San Francisco, CA	94114
(Address of principal executive offices)	(Zip Code)
(415) 325-5912
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BSLK	The Nasdaq Stock Market LLC
Warrants, each 20 whole warrants exercisable for one share of Common stock at an exercise price of $230.00	BSLKW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On August 29, 2025 Bolt Projects Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). A total of 1,199,117 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing approximately 58% of the Common Stock outstanding as of the July 3, 2025 record date. Following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on July 18, 2025, as supplemented by the supplements filed with the SEC on August 6, 2025 and August 26, 2025.

Proposal 1 – Election of three Class I directors to serve until the Company’s annual meeting of stockholders to be held in 2028, and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	BROKER NON-VOTES
Daniel Widmaier	1,003,276	5,833	190,008
David Breslauer	1,003,286	5,823	190,008
Jeri Finard	1,003,603	5,506	190,008

Proposal 2 – Ratification of the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
1,194,146	4,581	390	0

Proposal 3 – Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of Common Stock issuable by the Company pursuant to an agreement the Company entered into with Southern Point Capital (the “Seneca Issuance Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
1,000,194	7,865	1,050	190,008

Proposal 4 – Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of Common Stock issuable by the Company under an equity line of credit agreement that the Company expects to enter into with Ascent Partners Fund LLC (the “Ascent Issuance Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
999,866	8,194	1,049	190,008

Proposal 5 – Adjournment of the Annual Meeting if necessary to solicit additional proxies if there are insufficient votes to approve the Seneca Issuance Proposal and/or the Ascent Issuance Proposal.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
1,002,251	6,792	66	190,008

Based on the foregoing votes, the three Class I director nominees were elected and Proposals 2, 3, 4 and 5 were approved. Although Proposal 5 was approved, an adjournment of the Annual Meeting was not necessary because the Company’s stockholders approved Proposals 3 and 4.

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT PROJECTS HOLDINGS, INC.

Date: August 29, 2025	By:	/s/ Daniel Widmaier
	Name:	Daniel Widmaier
	Title:	Chief Executive Officer